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                                                                   Exhibit 10.23

                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT ("Agreement") is made as of March 6, 2002, by and between Razorfish, Inc., a Delaware corporation (the "Borrower"), and Shearwater Partners, LLC, a California limited liability company (the "Secured Party") with respect to the following facts:

                                    RECITALS
                                    --------

         A. Secured Party and Borrower have entered into that certain Release dated March 6, 2002, pursuant to which the Borrower has executed (i) a secured promissory note dated March 6, 2002 in the original principal amount of $750,000 to the Secured Party ("Note 1") and (ii) a secured promissory note dated March 6, 2002 in the original principal amount of $2,125,000 to the Secured Party ("Note 2") (Note 1 and Note 2 shall be collectively referred to herein as the "Notes");

         B. As required by the Notes, the Borrower has agreed to grant to Secured Party a security interest in certain of Borrower's assets as set forth below.



                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, Borrower and Secured Party hereby agree as follows:

         1. Definitions. In addition to all other terms which are defined in
            -----------
this Agreement, all defined terms in the Notes shall have the same meaning in this Agreement, unless otherwise specified herein to the contrary

            (a) "Accounts" shall have the meaning ascribed to it in the California Commercial Code, and shall include without limitation each and every right of Borrower, whether now owned or hereafter acquired, to the payment of money, whether such right to payment now exists or hereafter arises, arising out of a sale, lease or other disposition of goods or other property, or out of a rendering of services, whether such right to payment is created, generated or earned by Borrower or by some other person or entity who subsequently transfers their interest to Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Borrower may at any time have by law or agreement against any account debtor (as such term is defined in the California Commercial Code), including but not limited to all present and future accounts;

            (b) "Chattel Paper" shall have the meaning ascribed to it in the California Commercial Code, and shall include without limitation all chattel papers, whether now owned or hereafter acquired, including but not limited to any writing or group of writings that evidences both an obligation to pay money and a security interest in or a lease of specific goods;

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            (c) "Documents" shall have the meaning ascribed to it in the
California Commercial Code, and shall include without limitation all documents, whether now owned or hereafter acquired, including but not limited to all documents of title and warehouse receipts, including those with respect to any goods described in paragraph l(e) hereof;

            (d) "Equipment" shall have the meaning ascribed to it in the California Commercial Code, but shall exclude all equipment leased by the Borrower from a non-affiliated entity;

            (e) "Goods" shall have the meaning ascribed to it in the California Commercial Code, and shall include without limitation, all equipment (as such term is defined in the California Commercial Code), whether now owned or hereafter acquired, including but not limited to all machinery, vehicles, furniture, fixtures, computers, manufacturing equipment, shop equipment, office and record-keeping equipment, parts, tools, and supplies, including but not limited to all computers, computer parts, computer equipment, and all accessions, attachments, accessories, parts and equipment now or hereafter attached or affixed to, used or useful in connection with the foregoing;

            (f) "Instruments" shall have the meaning ascribed to it in the California Commercial Code, and shall include without limitation all negotiable instruments, whether now owned or hereafter acquired, including but not limited to all debts, drafts, checks, certificates of deposit, demand drafts and any other writing that evidences a right to the payment of money;

            (g) "Investment Property" shall have the meaning ascribed to it in the California Commercial Code, and shall include without limitation all securities (whether certificated or uncertificated), securities entitlements, securities accounts, commodity contracts or commodity accounts;

            (h) "Inventory" shall have the meaning ascribed to it in the California Commercial Code; and


            (i) "Obligations" is used herein in its most comprehensive sense and shall mean any and all present and future debts, obligations and liabilities of Borrower to Secured Party pursuant to the Notes, as the same may be amended, renewed, modified or extended from time to time, and Borrower's obligations under this Security Agreement.

         2. Grant of Security Interest. As security for the payment of the
            --------------------------
Obligations, Borrower hereby grants to Secured Party a security interest (the "Security Interest") in all Accounts, Chattel Paper, Documents, Equipment, Goods, Inventory, Investment Property and Instruments including all proceeds of the foregoing, whether now owned or hereafter arising or acquired by Borrower (collectively, the "Collateral").

         3. Perfection and Maintenance of Security Interest.
            -----------------------------------------------

            (a) Borrower agrees that Secured Party may file such financing statements as Secured Party may wish, and Borrower agrees to take all actions reasonably requested by Secured Party, to perfect and continue perfected the Security Interest in the Collateral. Secured Party may

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at any time, and without further authorization from Borrower, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement.

            (b) Borrower shall promptly notify Secured Party of any change in Borrower's name, including any change to the business names of Borrower, and of any change in Borrower's Employer Identification Number or Tax Identification Number. Borrower further agrees to notify Secured Party in writing at least sixty (60) days prior to any change in Borrower's jurisdiction of organization or any change to address or location of Borrower's principal office.

            (c) Borrower will, in addition to the foregoing, do all such other acts and things, and execute all such other documents, as the Secured Party may from time to time reasonably request, and at Borrower's expense, as necessary to establish and maintain a perfected security interest in the Collateral in the manner required hereunder.

         4. Representations, Warranties and Covenants of Borrower.
            -----------------------------------------------------

            (a) Good Title to Collateral. Borrower is the record and beneficial
                ------------------------
owner of all Collateral and no person has any right, title, or interest (by way of lien or otherwise) in against or to the Collateral except for liens and encumbrances arising in the ordinary course of the Borrower's business to the extent the same do not materially adversely affect the position of Secured Party.

            (b) Maintenance of Collateral. Borrower shall not transfer, sell,
                -------------------------
lease, license or otherwise dispose of the Collateral, or any interest in the Collateral, except that Borrower may collect the proceeds of the Accounts in the ordinary course of business prior to the occurrence of a Default under the provisions of the Notes or under this Security Agreement, and except for other transfers or dispositions in the ordinary course of the Borrower's business consistent with past practices (including, without limitation, sales of obsolete or excess equipment). Borrower shall: (i) maintain the tangible Collateral in its current condition and repair, reasonable wear and tear excepted, keep it free from all liens, encumbrances and security interests (other than Secured Party's security interest and other than liens and encumbrances that (x) are subordinate in priority to the security interest of Secured Party hereunder, are not incurred voluntarily by Borrower, and do not have a material adverse effect on the rights of the Secured Party, or (y) do not have a material adverse effect on the rights of the Secured party hereunder); and (ii) defend it against all claims and legal proceedings by persons other than Secured Party. Loss of or damage to the Collateral shall not release Borrower from any obligations hereunder.

            (c) Insurance. Unless otherwise agreed in writing by Secured Party,
                ---------
Borrower shall keep the tangible Collateral insured under policies with such provisions, for such amounts and by financially responsible and reputable insurers as shall be reasonable from time to time and upon the execution of this Agreement and upon request thereafter shall furnish evidence of such insurance satisfactory to Secured Party. Effective upon Default, Borrower assigns (and directs any insurer to pay) to Secured Party the proceeds of all such insurance and any premium refund paid to Borrower, and Borrower authorizes Secured Party after a Default, to endorse in the name of Borrower any instrument for such proceeds or refunds and, at the option of Secured Party, to

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apply such proceeds and refunds to any unpaid balance of the Obligations and/or to restoration of the Collateral, returning any excess to Borrower. After a Default, Secured Party is authorized, in the name of Borrower or otherwise, to make, adjust, settle claims under and/or cancel any insurance on the Collateral.

            (d) Expenses; Further Actions. Borrower shall, upon request, execute
                -------------------------
and deliver any further documents and take any further actions reasonably deemed advisable by Secured Party to preserve the Secured Party's security interest in the Collateral or to establish, determine priority of, perfect, continue perfected, terminate and/or enforce Secured Party's interest in the Collateral or rights under this Agreement. A carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.

            (e) Collateral Records and Statements. Borrower shall keep accurate
                ---------------------------------
and complete records respecting the Collateral, consistent with normal and customary practice. Within 30 days of the execution of this Agreement, Borrower shall deliver a statement certified by either the then serving Chief Financial Officer or Chief Executive Officer of Borrower (the "Collateral Certification") that information (the "Collateral Information") showing the current status and amount of the Accounts, including a current list of aged accounts receivable, names and current addresses of the account debtors and contact person for each account debtor has been delivered to First Bank & Trust ("Escrow Holder") which Collateral Information shall be held by Escrow Holder pursuant to the terms of the escrow agreement ("Escrow Agreement") a copy of which is attached hereto as Exhibit A and is incorporated herein by reference. Within thirty (30) days of the end of each calendar quarter, Borrower shall deliver to Secured Party a Collateral Certification certifying the delivery by Borrower of then current Collateral Information to Escrow Holder. Secured Party agrees that it shall not contact account debtors of Borrower until after the occurrence and during the continuance of a Default.

            (f) Inspection of Collateral. At reasonable times, Secured Party may
                ------------------------
examine the Collateral and Borrower's records pertaining to it, wherever located, and make copies of records. Borrower shall assist Secured Party in so doing.

            (g) Taxes and Other Charges. Borrower shall pay and discharge all
                -----------------------
lawful taxes, assessments, license fees, levies, governmental charges and other charges against the Collateral to the extent that the same have a material adverse effect on the rights of Secured Party hereunder prior to the date on which penalties attach, unless and to the extent only that such taxes, assessments, license fees, levies and charges are contested in good faith and by appropriate proceedings by Borrower.

         5. Default. Upon the occurrence of any Default (as that term is
            -------
defined in the Notes), all of the Obligations shall, at the option of Secured Party, become immediately due and payable; and Secured Party shall, in addition to the other rights and remedies provided for herein or the otherwise available to it, have all rights and remedies for default provided by the California Commercial Code, as well as those provided by any other applicable law and the instruments, documents and agreements evidencing the Obligations. Upon the occurrence of a Default:

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            (a) The Secured Party may notify an account debtor of any of the
Accounts to make payment to Secured Party.

            (b) The Secured Party may bring an action against any account debtor in the name of Borrower or in the name of Secured Party to collect the amount due or to foreclose on any security given for the Account.

            (c) The Secured Party may (i) require Borrower to, and Borrower hereby agrees that it will at its expense and upon request of Secured Party, assemble all or part of the documents and things embodying any part of the Collateral as directed by Secured Party and make them available at any place designated by Secured Party within fifteen (15) days of Secured Party's request;
(ii) enter onto Borrower's premises where any Collateral may be located, and may take possession of such Collateral, all without notice or a hearing; and (iii) give at least fifteen (15) days notice of Secured Party's intent to sell the Collateral or any part thereof in one or more parcels at public or private sale, at any place, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem desirable. Borrower agrees that at least fifteen
(15) days' notice to Borrower before the time and place of any public sale will constitute reasonable notification.

            (d) All cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be immediately applied in whole by Secured Party for its benefit against all or the corresponding amount of the Obligations. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all of the Obligations shall be paid over to the Borrower. If Secured Party sells any of the Collateral on credit, Borrower will be credited only with payments actually made by the purchaser and received by Secured Party. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Borrower shall be credited with the proceeds of such resale.

            (e) The Secured Party may exercise any and all rights and remedies of the Borrower in respect of the Collateral.


            (f) All payments received by Borrower in respect of the Collateral shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Borrower and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary or desirable endorsement or assignment).

            (g) Secured Party has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Secured Party may release, modify or waive any collateral provided by any other person to secure any of the Obligations, all without affecting Secured Party's rights against Borrower. Borrower waives any right it may have to require Secured Party to pursue any third person for any of the Obligations. Secured Party shall further have no obligation to marshal any assets for the benefit of Borrower or any third party.

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         6. Release and Termination.
            ------------------------


            (a) Upon the indefeasible payment in full in cash of the Obligations, the security interest granted the Secured Party hereby shall terminate and all rights to the Collateral shall revert to Borrower. Upon any such termination, Secured Party will, upon receipt of a written request and at Borrower's expense, execute and deliver to Borrower such documents, including all appropriate termination statements, as Borrower shall reasonably request to evidence such termination.

         7. Miscellaneous.
            --------------


            (a) Borrower and Secured Party hereby waive any and all right to trial by jury in any action or proceeding relating to this Agreement, any Collateral, or any document delivered hereunder or in connection herewith, or any transaction arising from or connected to any of the foregoing. Borrower and Secured Parry represent that this waiver is knowingly, willingly and voluntarily given.

            (b) No delay on the part of Secured Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein specified are cumulative and not exclusive of any rights or remedies which Secured Party would otherwise have.

            (c) All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;
(c) the earlier of actual receipt or five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt, at the address(es) set forth or specified below, or at such other address or addresses as may have been furnished in writing by the Borrower to the Secured Party, or by the Secured Party to the Borrower, as applicable:

            (i)      To Secured Party:
                     Shearwater Partners,
                     LLC 81 Langton Street, Suite 1
                     San Francisco, CA 94103
                     Attn: John Chiatello
                           Nancy Pedot
                     Fax No: (415) 522-5514

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            With a copy, which shall not constitute notice, to:

                     Hanson Bridgett Marcus Vlahos & Rudy LLP
                     333 Market Street, Suite 2300
                     San Francisco, CA 94105-2173
                     Attn: Andrew G. Giacomini, Esq.
                     Fax No: (415) 541-9366


            (ii)     To Borrower:

                     Razorfish, Inc.
                     107 Grand Street
                     New York, NY 10013
                     Attn: Hilary Fenner and Jean-Philippe Maheu
                     Fax No: (212) 966-6915


            With a copy, which shall not constitute notice, to:

                     Morrison & Foerster LLP
                     425 Market Street
                     San Francisco, California 94105-2482
                     Attn: Gregory P. Dresser, Esq.
                     Fax No: 415-268-7522


            (d) This Agreement sets forth the entire agreement and understanding of the parties with respect to the subject matter hereof, and all prior agreements, understandings, communications and negotiations are superseded and merged herein.

            (e) Borrower shall reimburse Secured Party for any expense incurred by Secured Party in protecting or enforcing its rights under this Agreement after Default, both before and after judgment including, without limitation, reasonable attorneys' fees and legal expenses and all expenses of taking possession, holding, preparing for disposition and disposing of the Collateral. After deduction of such expenses, Secured Party may apply the proceeds of disposition to the other Obligations in such order and amounts as it elects.

            (f) This Agreement may only be amended by a writing subscribed to by both parties.


            (g) This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.

            (h) Each party acknowledges that it has had full opportunity to consult with such legal and financial advisors as it deemed advisable in connection with its decision to

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knowingly enter into this Agreement, and that both parties have participated in the drafting of this Agreement.

            (i) The validity, construction, interpretation and enforcement of this Agreement shall be determined and governed by the laws of the State of California.

            IN WITNESS WHEREOF, the parties have read and duly executed this Agreement effective as of the date and year first written above.

"Borrower:"

RAZORFISH, INC.,
a Delaware corporation


By:           /s/ JP Maheu
              ---------------------------
Printed Name:   JP Maheu
              ---------------------------
Title:            CEO
              ---------------------------


By:           /s/ John Roberts
              ---------------------------
Printed Name:   John Roberts
              ---------------------------
Title:              CFO
              ---------------------------

"Secured Party:"

SHEARWATER PARTNERS, LLC,
A California limited liability company


By:  /s/ John Chiatello
     ---------------------------------------
     John Chiatello, Member


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